Jennison International Growth Fund
a series of Prudential World Fund, Inc.


Supplement dated September 3, 2003
Prospectus dated December 30, 2002

On September 2, 2003, the Board of Directors of Prudential World
Fund, Inc. approved to submit to shareholders a proposal to replace the current subadviser of Jennison International Growth
Fund (the "Fund"). Shareholders of the Fund will be asked to vote on the proposal at a meeting expected to occur on or about
November 21, 2003.

The current subadviser to the Fund is Jennison Associates LLC ("Jennison"). Jennison has served as the Fund's subadviser since its inception. If approved by shareholders, the existing subadvisory agreement with Jennison will be terminated, and Prudential Investment Management, Inc. ("PIM") will replace Jennison as the Fund's subadviser. It is anticipated that if shareholders approve the proposal, PIM will assume responsibility for the day-to-day management of the Fund's portfolio on or about December 31, 2003.

If shareholders approve the proposal to retain PIM as the Fund's new subadviser, PIM has indicated that it intends to change certain of the investment strategies currently utilized by the Fund to achieve its investment objective. Currently, the Fund seeks to achieve its investment objective of long-term growth of capital by investing at least 65% of its total assets, under normal circumstances, in the common and preferred stock of companies operating or based in at least five different countries. Currently, the Fund invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis.

The Fund's current investment objective of long-term growth of capital will not change. However, PIM intends to change the Fund's current investment strategy in several respects. First, PIM intends to invest at least 80% of the Fund's net assets, under normal circumstances, in the common and preferred stock of companies operating or based in at least five different countries. Second, PIM will utilize an approach that combines active portfolio management with a proprietary quantitative model to select securities for the Fund's portfolio. PIM has advised that its investment strategy will further differ from the Fund's current investment strategy, in that the Fund's portfolio is expected to hold significantly more than 60 securities, and the Fund's investment strategy will no longer emphasize the selection of growth companies. In order to reflect the appointment of PIM as the Fund's subadviser and the changes in investment strategy, if the proposal to retain PIM as the Fund's new subadviser is approved, the Fund intends to change its name to Dryden International Equity Fund.

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and is one of the largest managers of U.S. institutional assets. As of December 31, 2002, PIM managed $288 billion across a broad range of asset classes, including real estate, public equity, and public and private fixed income. PIM uses both fundamental and quantitative approaches to equity management.






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